                                                                   EXHIBIT 99.14

                                                             Option on TVG Stock

                             STOCK OPTION AGREEMENT
                             ----------------------

     THIS STOCK OPTION AGREEMENT (the "Agreement") is entered into as of October 4, 1999, by and between TV Guide, Inc., a Delaware corporation (the "Grantor"), and Gemstar International Group Limited, a British Virgin Islands corporation to be continued and domesticated as a Delaware corporation (the "Grantee").

     WHEREAS, Grantee and Grantor are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, for the merger of a subsidiary of Grantee into Grantor;

     WHEREAS, as a condition and inducement to Grantee's willingness to enter into the Merger Agreement, Grantee has requested that Grantor grant to Grantee an option to purchase up to 26,634,369 shares of Class A Common Stock, par value $0.01 per share, of Grantor (the "Class A Common Stock"), upon the terms and subject to the conditions hereof; and

     WHEREAS, in order to induce Grantee to enter into the Merger Agreement, Grantor is willing to grant Grantee the requested option.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1.   The Option.  Subject to the terms and conditions set forth herein,
          ----------
Grantor hereby grants to Grantee an irrevocable option (the "Option") to purchase shares of Class A Common Stock (the "Shares"), at a cash purchase price equal to $41.53125 per Share (the "Purchase Price"), up to a maximum of 26,634,369 Shares of Class A Common Stock (as may be adjusted as provided herein), for a total amount of $1,106,158,637.53 (the "Total Purchase Price").

     2.   Exercise.
          --------

          a. The Option may be exercised by Grantee, in whole or in part, at any time, or from time to time, following the occurrence of a Triggering Event, as defined herein, and prior

                                                             Option on TVG Stock

to the termination of the Option in accordance with the terms of this Agreement, to purchase Shares of Class A Common Stock. In the event Grantee wishes to exercise the Option, Grantee shall send a written notice to Grantor (the "Exercise Notice") specifying (i) a date for the closing of such purchases (subject to the HSR Act (as defined below)) and any applicable regulatory approvals) not later than 20 business days and not earlier than 5 business days following the date such notice is given, and (ii) the number of Shares of Class A Common Stock for which the Option is being exercised. Grantor shall give Grantee prompt written notice of any Triggering Event.

          b.   For purposes of this Agreement, a "Triggering Event" shall mean:

               i. at any time prior to termination of the Merger Agreement pursuant to Section 7.1 thereof, (A) a Grantor Takeover Proposal shall have been proposed by any person other than Grantee, or any person other than Grantee shall have publicly announced an intention (whether or not conditional) to propose a Grantor Takeover Proposal and (B) thereafter the Grantor stockholder approvals contemplated under Section 5.1(e) of the Merger Agreement are not obtained at the Grantor's meeting of stockholders; or

               ii. the date on which Grantee acquires actual knowledge of a breach by Grantor of any covenant or agreement contained in any of Sections 4.2, 5.1(a) , 5.1(e) or 5.3 of the Merger Agreement (an "Option Triggering Breach"). Grantor shall promptly advise Grantee orally and in writing of any Option Triggering Breach.

          As used in this Agreement, "Grantor Takeover Proposal" shall mean, other than as provided in and contemplated by the Merger Agreement, any proposal (whether or not in writing and whether or not delivered to Grantor's stockholders generally) regarding (i) a merger, consolidation, purchase of assets (other than purchases of assets or inventory in the ordinary course of business), tender offer, share exchange or other business combination or similar

                                                             Option on TVG Stock

transaction involving Grantor or any of its subsidiaries, (ii) the acquisition in any manner, directly or indirectly, of any equity interest in or any voting securities of Grantor or any of its subsidiaries which constitutes 35% or more of the total of such equity interests or voting securities, or a substantial portion of the assets of Grantor or any of its subsidiaries, (iii) the acquisition by any person of beneficial ownership or a right to acquire beneficial ownership of, or the formation of any "group" (as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder) which beneficially owns, or has the right to acquire beneficial ownership of 35% or more of the then outstanding shares of capital stock of Grantor, or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     3.   Adjustment.  In the event of any change in the number of issued and
          ----------
outstanding shares of Class A Common Stock on Grantor's Class B Common Stock, par value $0.01 per share (the "Class B Common Stock") by reason of any stock dividend, stock split, split-up, merger, recapitalization, reorganization, conversion, extraordinary dividend, distribution, exchange of shares or other change in the corporate or capital structure of Grantor, the number and/or kind of Shares of Class A Common Stock subject to this Option and the purchase price per Share of Class A Common Stock shall be appropriately adjusted to restore Grantee to its rights hereunder, including its right to purchase Shares representing 14.9% of the total number of shares of capital stock of Grantor entitled to vote generally for the election of the directors of Grantor which is issued and outstanding immediately after the exercise of the Option at an aggregate purchase price equal to the Total Purchase Price. In the event that any additional shares of Grantor's Class A Common Stock or Class B Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the preceding sentence), the number of Shares of Class A Common Stock subject to this Option shall be increased by 14.9%

                                                             Option on TVG Stock

of the number of the additional shares of Grantor's Class A Common Stock and Class B Common Stock so issued (and such additional Shares of Class A Common Stock shall have a purchase price per Share equal to the Purchase Price). Notwithstanding anything in this Agreement, the number of Shares of Class A Common Stock subject to this Option shall never exceed 14.9% of the total number of outstanding shares of Grantor's Class A Common Stock and Class B Common Stock.

     4.   Conditions to Delivery of Shares.  Grantor's obligation to deliver
          --------------------------------
Shares of Class A Common Stock upon exercise of the Option is subject only to the following conditions:

          a. No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Shares of Class A Common Stock shall be in effect.

          b. Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have expired or been terminated.

          c. Any other consent, approval, order, notification, or authorization, the failure of which to obtain or make would make the issuance of the Shares of Class A Common Stock illegal, shall have been obtained or made and be in full force and effect.

     5.   The Closing.
          -----------

          a. Any closing hereunder shall take place on the date specified by Grantee in its Stock Exercise Notice, at 10:00 A.M., local time, at the offices of O'Melveny & Myers, Newport Beach, California, or, if the conditions to closing have not been satisfied, on the second business day following the satisfaction of such conditions, or at such other time and place as the parties hereto may agree (the "Closing Date"). On the Closing Date, Grantor will deliver to Grantee a certificate or certificates, representing the Shares of Class A Common Stock in the denominations designated by Grantee in the Exercise Notice and Grantee will purchase such

                                                             Option on TVG Stock

Shares of Class A Common Stock from Grantor at the price per Share equal to the Purchase Price. Any payment made by Grantee to Grantor pursuant to this Agreement shall be made by wire transfer of immediately available funds to a bank account designated by Grantor. The certificates representing the Shares of Class A Common Stock shall bear an appropriate legend relating to the fact that such Shares of Class A Common Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act").

          b. If at the time of any issuance of Shares of Class A Common Stock hereunder the Grantor shall have issued any rights or other securities which are attached to or otherwise associated with the Class A Common Stock, then each such Share also shall represent such rights or other securities with terms substantially the same as, and at least as favorable to Grantee as, are provided under any rights agreement or similar agreement of the Grantor then in effect.

          c. Upon the delivery of the applicable Purchase Price at the Closing, Grantee shall be deemed to be the holder of record of the Shares of Class A Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Grantor may then be closed or that certificates representing such Shares of Class A Common Stock may not have been delivered to Grantee. Grantor shall pay all expenses, and any and all taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Agreement in the name of Grantee.

     6.   Representations and Warranties of Grantor.  Grantor represents and
          -----------------------------------------
warrants to Grantee that (a) Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Agreement; (b) the execution and delivery of this Agreement by Grantor and the consummation by it of the transactions contemplated hereby have been duly

                                                             Option on TVG Stock

authorized by the Board of Directors of Grantor and this Agreement has been duly executed and delivered by a duly authorized officer of Grantor and constitutes a valid and binding obligation of Grantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity; (c) Grantor has taken all necessary corporate action to authorize and reserve the Shares of Class A Common Stock issuable upon exercise of the Option and the Shares of Class A Common Stock, when issued and delivered by Grantor upon exercise of the Option and paid for by Grantee as contemplated hereby, will be duly authorized, validly issued, fully paid and non-assessable and free and clear of any lien, pledge, security interest, claim or other encumbrance (other than those created by this Agreement) and not subject to any preemptive rights; (d) the execution and delivery of this Agreement by Grantor and, except as otherwise required by the HSR Act, the Communications Act of 1934 and the rules and regulations of the Federal Communications Commission thereunder and the Exxon Florio Amendment to the Defense Protection Act of 1998 and for such filings as are required by the National Association of Securities Dealers, Inc. ("NASDAQ"), the consummation by it of the transactions contemplated hereby do not require the consent, waiver, approval or authorization of or any filing with any person or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of Grantor's certificate of incorporation or bylaws, or any material indenture, mortgage, lien, lease, agreement, contract, instrument, order, law, rule, regulation, judgment, ordinance, or decree, or restriction by which Grantor or any of its subsidiaries or any of their respective properties or assets is bound; and (e) no "fair price," "moratorium," "control share acquisition," "interested shareholder" or other form of antitakeover statute or regulation, including without limitation, Section 203 of the Delaware General Corporation Law, or similar provision contained

                                                             Option on TVG Stock

in the certificate of incorporation or bylaws of Grantor, is or shall be applicable to any of the transactions contemplated by this Agreement, and the Board of Directors of the Grantor has taken all action to approve the transactions contemplated hereby to the extent necessary to avoid any such application.

     7.   Representations And Warranties of Grantee.  Grantee represents and
          -----------------------------------------
warrants to Grantor that (a) the execution and delivery of this Agreement by Grantee and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee and this Agreement has been duly executed and delivered by a duly authorized officer of Grantee and constitutes a valid and binding obligation of Grantee; and (b) Grantee is acquiring the Option and, if and when it exercises the Option, will be acquiring the Shares of Class A Common Stock issuable upon the exercise thereof for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act.

     8.   Non-Avoidance and Further Assurances.
          ------------------------------------

          a. Grantor agrees not to avoid or seek to avoid (whether by charter amendment or through reorganization, consolidation, merger, issuance of rights, dissolution or sale of assets, or by any other voluntary act) the observance or performance of any of the covenants, agreements or conditions to be observed or performed hereunder by Grantor and not to take any action which would cause any of its representations or warranties not to be true in any material respect.

          b. Grantor agrees, promptly after this date, to take all actions as may from time to time be required (including (i) making promptly its respective filing, and thereafter making any required submissions, under the HSR Act with respect to the transaction contemplated herein, and (ii) in the event that any other prior approval of or notice to any

                                                             Option on TVG Stock

regulatory authority is necessary under any applicable federal, state or local law before the Option may be exercised, cooperating fully with Grantee in preparing and processing the required applications or notices) in order to permit Grantee to exercise the Option and purchase Shares of Class A Common Stock pursuant to such exercise.

     9.   Substitute Option.
          -----------------

          a. In the event that prior to the termination of this Option in accordance with this Agreement, Grantor shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Grantor and Grantor shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding Shares of Class A Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding Shares of Class A Common Stock and Class B Common Stock shall after such merger represent less than 50% of the outstanding voting shares and voting share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option which the Grantee reasonably believes to have equivalent value and equivalent terms (the "Substitute Option"), at the election of Grantee, to acquire shares of either
(x) the Acquiring Corporation (as hereinafter defined) or (y) any person that controls the Acquiring Corporation. For purposes of this Agreement, Acquiring Corporation shall mean (i) the continuing or surviving corporation of a consolidation or merger with Grantor (if other than Grantor), (ii)

                                                             Option on TVG Stock

Grantor in a merger in which Grantor is the continuing or surviving person, and
(iii) the transferee of all or substantially all of Grantor's assets.

          b. In no event shall the Substitute Option be exercisable for more than 14.9% of the shares of the issuer of the Substitute Option. Grantor shall not enter into any transaction described in subsection (a) of this Section unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Grantor hereunder.

     10.  Exchange; Replacement.  This Agreement and the Option are
          ---------------------
exchangeable, without expense, at the option of Grantee upon presentation and surrender of this Agreement at the principal office of Grantor, for other Agreements providing for Options of different denominations entitling Grantee to purchase on the same terms and subject to the same conditions as set forth in this Agreement in the aggregate the same number of Shares of Class A Common Stock purchasable at such time hereunder, subject to corresponding adjustments in the number of Shares of Class A Common Stock purchasable upon exercise so that the aggregate number of such Shares of Class A Common Stock under all Agreements issued in respect of this Agreement shall not exceed 14.9% of the total number of outstanding Shares of Class A Common Stock and Class B Common Stock of Grantor (after giving effect to Shares of Class A Common Stock issued or issuable pursuant to the Option). Unless the context shall require otherwise, the terms "Agreement" and "Option" as used in this Agreement include any Agreements and related options for which this Agreement (and the Option granted hereby) may be exchanged. Upon (i) receipt by Grantor of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of this Agreement, (ii) receipt by Grantor of reasonably satisfactory indemnification in the case of loss, theft or destruction and (iii) surrender and cancellation of this Agreement in the case of mutilation, Grantor will execute and deliver a new Agreement of like tenor and date. Any new Agreement executed and delivered shall constitute an additional

                                                             Option on TVG Stock

contractual obligation on the part of Grantor, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by any person other than Grantee.

     11.  Listing of Shares; Filings; Governmental Consents.  Subject to
          -------------------------------------------------
applicable law and the rules and regulations of the NASDAQ, when the Option becomes exercisable hereunder, Grantor will promptly file an application to list the Shares of Class A Common Stock on the NASDAQ and will use all reasonable best efforts to obtain approval of such listing and to effect all necessary filings by Grantor under the HSR Act and the applicable laws of each state and foreign jurisdiction; provided, however, that if Grantor is unable to effect such listing on the NASDAQ by the Closing Date, Grantor will nevertheless be obligated to deliver the Shares of Class A Common Stock upon the Closing Date. Each of the parties hereto will use its reasonable best efforts to obtain consents of all third parties and governmental authorities, if any, necessary to the consummation of the transactions contemplated.

     12.  Registration Rights.
          -------------------

          a. In the event that Grantee shall desire to sell any of the Shares of Class A Common Stock within three years after the purchase of such Shares of Class A Common Stock pursuant hereto, and such sale requires, in the opinion of counsel to Grantee, which opinion shall be reasonably satisfactory to Grantor and its counsel, registration of such Shares of Class A Common Stock under the Securities Act, Grantor will cooperate with Grantee and any underwriters in registering such Shares of Class A Common Stock for resale, including, without limitation, promptly filing a registration statement which complies with the requirements of applicable federal and state securities laws, and entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided that Grantor shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to

                                                             Option on TVG Stock

delay the filing or effectiveness of any registration statement for up to 135 days if the offering would, in the judgment of the Board of Directors of Grantor, require premature disclosure of any material corporate development or material transaction involving Grantor or interfere with any previously planned securities offering by Grantor.

          b. If the Class A Common Stock is registered pursuant to the provisions of this Section, Grantor agrees (i) to furnish copies of the registration statement and the prospectus relating to the Shares of Class A Common Stock covered thereby in such numbers as Grantee may from time to time reasonably request and (ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Class A Common Stock meeting the requirements of such securities laws, and to furnish Grantee such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. Grantor shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for Grantor, except that Grantee shall pay the fees and disbursements of its counsel, and the underwriting fees and selling commissions applicable to the Shares of Class A Common Stock sold by Grantee.

          c. Grantor shall indemnify and hold harmless (i) Grantee, its affiliates and its officers and directors and each person who controls Grantee within the meaning of the Securities Act or Exchange Act and (ii) each underwriter and each person who controls any underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "Underwriters") ((i) and (ii) being referred to as "Indemnified Parties") against any losses, claims, damages, liabilities or expenses, to which the Indemnified Parties may become subject, insofar as such

                                                             Option on TVG Stock

losses, claims, damages, liabilities (or actions in respect thereof) and expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement or prospectus filed pursuant to this section, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Grantor will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to Grantor by the Indemnified Parties expressly for use or incorporation by reference therein.

          d. Grantee and the Underwriters shall indemnify and hold harmless Grantor, its affiliates and its officers and directors and each person who controls Grantee within the meaning of the Securities Act or Exchange Act against any losses, claims, damages, liabilities or expenses to which Grantor, its affiliates and its officers and directors may become subject, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) and expenses arise out of or are based upon any untrue statement of any material fact contained or incorporated by reference in any registration statement filed pursuant to this section, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Grantor by Grantee or the Underwriters, as applicable, specifically for use or incorporation by reference therein.

     13.  Expenses.  Each party hereto shall pay its own expenses incurred in
          --------
connection

                                                             Option on TVG Stock

with this Agreement, except as otherwise specifically provided herein.

     14.  Specific Performance.  Grantor acknowledges that if Grantor fails to
          --------------------
perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to Grantee for which money damages would not be an adequate remedy. In such event, Grantor agrees that Grantee shall have the right, in addition to any other rights it may have, to specific performance of this Agreement.

     15.  Notice.  All notices, requests, demands and other communications
          ------
hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by facsimile transmission, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

     If to Grantor:      TV Guide, Inc.
                         7140 South Lewis Avenue
                         Tulsa, OK  74136-5422
                         Attention:  Peter Boylan
                         Facsimile:  (918) 488-4928

     With a copy to:     Baker & Botts, L.L.P.
                         599 Lexington Avenue
                         New York, NY  10022-6030
                         Attention:  Elizabeth Markowski, Esq.
                         Facsimile:  (212) 705-5125

     If to Grantee:      Gemstar Holding Corp.
                         135 North Los Robles Avenue, Suite 800
                         Pasadena, CA  91101
                         Attention:  General Counsel
                         Facsimile:  (626) 792-0257

     With a copy to:     O'Melveny & Myers LLP
                         610 Newport Center Drive, Suite 1700
                         Newport Beach, CA  92660

                                                             Option on TVG Stock

                         Attention:  David A. Krinsky, Esq.
                         Facsimile:  (714) 669-6994

     16.  Parties in Interest.  This Agreement shall inure to the benefit of and
          -------------------
be binding upon the parties named herein and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than Grantor or Grantee, or their successors or assigns, any rights or remedies under or by reason of this Agreement.

     17.  Entire Agreement; Amendments. This Agreement, together with the Merger
          ----------------------------
Agreement and the other documents referred to therein, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. This Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

     18.  Assignment.  No party to this Agreement may assign any of its rights
          ----------
or obligations under this Agreement without the prior written consent of the other party hereto, except that Grantee may assign unilaterally any or all of its rights and obligations hereunder to (i) any of its direct or indirect wholly owned subsidiaries, or (ii) any person in the event any federal agency objects to the exercise of the Option, in whole or in part, on grounds relating to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; provided, however, that no such assignment shall relieve Grantee of its obligations hereunder if such transferee does not perform such obligations.

     19.  Headings.  The section headings herein are for convenience only and
          --------
shall not affect the construction of this Agreement.

     20.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts,

                                                             Option on TVG Stock

each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

     21.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware (without regard to principles of conflicts of law).

     22.  Termination.  The right to exercise the Option granted pursuant to
          -----------
this Agreement shall terminate at the earliest of (i) the Effective Time (as defined in the Merger Agreement) and (ii) 120 days after the Triggering Event (the "Termination Date"). All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares of Class A Common Stock.

     23.  Extension of Exercise Periods.  The 120 day period for exercise of
          -----------------------------
certain rights under Section 22 shall be extended (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods, (ii) to the extent necessary to avoid liability under Section 16(b) of the Exchange Act by reason of such exercise, and (iii) during any period in which Grantee is precluded from exercising such rights due to an injunction or other legal restriction, plus, in the case of clauses (i), (ii) and (iii), for an additional period of ten business days following the obtaining of such approvals or the expiration of such periods.

     24.  Severability.  If any term, provision, covenant or restriction of this
          ------------
Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                           [Intentionally Left Blank]

                                                             Option on TVG Stock

     IN WITNESS WHEREOF, Grantee and Grantor have caused this Agreement to be duly executed and delivered on the day and year first above written.

TV GUIDE, INC.                             GEMSTAR INTERNATIONAL GROUP LIMITED


By:  /s/ PETER C. BOYLAN III               By: /s/ HENRY C. YUEN
   --------------------------                 ------------------------------
   Name:  Peter C. Boylan III                 Name:  Henry C. Yuen
   Title: President                           Title: Chief Executive Officer